===============================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                             -----------------

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                             -----------------


DATE OF REPORT:       OCTOBER 27, 2003

DATE OF EARLIEST EVENT REPORTED:    OCTOBER 26, 2003


                              COMMSCOPE, INC.
           (Exact name of registrant as specified in its charter)


    DELAWARE                     1-12929                    36-4135495
(State or other         (Commission File Number)         (I.R.S. Employer
jurisdiction of                                       Identification Number)
 incorporation)
                          1100 COMMSCOPE PLACE, SE
                                P.O. BOX 339
                       HICKORY, NORTH CAROLINA 28602

                      (Address of principal executive
                                  offices)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:              (828) 324-2200

===============================================================================

Item 5.   Other Events.
          -------------

          On October 26, 2003, CommScope, Inc. ("CommScope") and SS Holdings, LLC, a wholly owned subsidiary of CommScope, signed a definitive asset purchase agreement (the "Asset Purchase Agreement") with Avaya Inc., a Delaware corporation ("Avaya"), to acquire its Connectivity Solutions business for cash and securities valued at approximately $263,000,000. Under the terms of the Asset Purchase Agreement, Avaya will receive $210,000,000 in cash, an $18,000,000 convertible subordinated note from CommScope and $34,900,000 in CommScope common stock, subject to adjustment. CommScope will also assume up to approximately $75 million of other specified liabilities of ACS, primarily related to employee benefits. The transaction, which is subject to customary closing conditions and approval by necessary regulatory authorities, is expected to close within 90 days except with regard to certain international operations.

Item 7.   Financial Statements and Exhibits.
          ----------------------------------

          (c)  Exhibit     Description
               -------     -----------

               99.1        CommScope, Inc. Press Release, dated
                           October 27, 2003.
               99.2        CommScope, Inc. Presentation, dated
                           October 27, 2003.
               99.3 CommScope, Inc. Press Release relating to third quarter financial results, dated October 27, 2003.

Item 9.   Regulation FD Disclosure.
          -------------------------

          On October 27, 2003, CommScope issued a press release announcing the signing of the Asset Purchase Agreement, a copy of which is attached hereto as Exhibit 99.1 and is being furnished, not filed, pursuant to Item 9 of this Current Report on Form 8-K.

          On October 27, 2003, CommScope made the presentation attached hereto as Exhibit 99.2 via a conference call/webcast. The presentation was also posted to CommScope's website, www.commscope.com. The presentation is incorporated herein by reference and is being furnished, not filed, pursuant to Item 9 of this Current Report on Form 8-K.

Item 12.  Results of Operations and Financial Condition.
          ----------------------------------------------

          On October 27, 2003, CommScope issued a press release relating to its financial results for the third quarter of 2003. A copy of the press release is attached hereto as Exhibit 99.3 and is being furnished, not filed, pursuant to Item 12 of this Current Report on Form 8-K.

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

          Dated: October 27, 2003

                                  COMMSCOPE, INC.


                                  By:/s/ Frank B. Wyatt, II
                                     ----------------------------------
                                      Frank B. Wyatt, II
                                      Senior Vice President, General Counsel and
                                      Secretary

                             INDEX OF EXHIBITS
                             -----------------

               Exhibit No.                        Description
               -----------                        -----------

                   99.1                   CommScope, Inc. Press Release,
                                          dated October 27, 2003
                   99.2                   CommScope, Inc. Presentation,
                                          dated October 27, 2003
                   99.3 CommScope, Inc. Press Release relating to third quarter financial results, dated October 27, 2003